EXHIBIT 99.1
FirstCash to Acquire American First Finance, a Leading Technology-Driven Virtual Lease-to-Own and Retail Finance Platform for Underserved Customers

Establishes FirstCash’s Entry into Large and Growing Point-of-Sale Payments Market

Provides Significant Revenue and Earnings Growth Opportunity

$1.17 Billion Stock and Cash Transaction Expected to be Significantly Accretive to EBITDA and EPS

Companies to Host Conference Call Today at 8:30 a.m. ET / 7:30 a.m. CT

FORT WORTH, Texas – October 28, 2021 – FirstCash, Inc. (the “Company”) (Nasdaq: FCFS), the leading international operator of over 2,800 retail pawn stores in the U.S. and Latin America, today announced that it has entered into a definitive agreement to acquire American First Finance, Inc. (“American First Finance” or “AFF”), a rapidly growing, technology-driven virtual lease-to-own (“LTO”) and retail finance provider focused on underserved, non-prime customers. Under the terms of the agreement, the total consideration payable at closing is valued at approximately $1.17 billion, based on FirstCash’s closing stock price on October 26, 2021, consisting of approximately 8.05 million shares of common stock and $406 million in cash, subject to a net debt adjustment. Up to an additional $300 million of consideration is payable in the event AFF achieves certain performance targets through the first half of 2023.

The addition of American First Finance launches FirstCash into the large and growing point-of-sale (“POS”) and buy now pay later payment space, which is estimated to have a $600 billion total addressable market1. AFF is the fourth largest provider of POS payment solutions to underserved retail customers in the U.S. with significant scale. AFF serves customers through its differentiated omnichannel strategy, utilizing sophisticated underwriting models and its e-commerce capabilities.

Rick Wessel, FirstCash Chief Executive Officer and Vice-Chairman of the Board stated, “Since our founding more than 30 years ago and through the merger of First Cash and Cash America in 2016, we have successfully executed on our growth strategy and established FirstCash as a leading retailer and provider of financial services to underserved consumers, while delivering significant value to shareholders. Building on the complementary strengths of FirstCash and American First Finance, this transaction diversifies us beyond our core pawn business with the addition of a fast-growing segment that significantly expands our customer base and introduces a scalable, technology-driven product set into our organization.”

Mr. Wessel continued, “With the tremendous growth in the retail POS finance and buy now pay later space, AFF is an ideal partner for FirstCash, bringing a highly profitable and scaled platform with industry leading LTO and retail finance capabilities, a large and highly reputable merchant base and an experienced management team. Working with American First Finance, we believe we are well positioned to drive further expansion in this large and growing addressable market. In addition, we believe there are opportunities to utilize American First Finance’s platform to bring flexible payment options to our pawn stores to drive even faster inventory turns and supplement our existing retail layaway product. We are excited to welcome AFF’s talented team and look forward to the opportunities ahead to serve more customers than ever.”

1 Jefferies research estimate for Buy Now Pay Later addressable market; report dated May 26, 2021

Doug Rippel, Chairman and Founder of American First Finance stated, “When I founded AFF in 2013, I set out to provide millions of consumers without pristine credit with flexible payment solutions to acquire durable goods and services, and I am incredibly proud of what we’ve built. FirstCash shares our vision of providing retail financing alternatives to underserved customers, and with its strong operational track record, we are confident that AFF will be even better positioned to grow its customer and merchant base and continue supporting their needs. I look forward to being a significant shareholder and joining the FirstCash Board of Directors to help guide our combined company going forward.”

Compelling Strategic and Financial Benefits

•Facilitates FirstCash’s Entrance into Large and Growing POS Payments Market. Today, retail POS financing is one of the fastest growing portions of the financial services sector. FirstCash has a proven track record in retail-based operations focused on underserved consumers, and through this transaction with AFF, will become a leader in the highly complementary POS payments space focused on similar customers. Today, AFF supports a nationwide network of more than 6,500 active merchant partner stores and e-commerce platforms, generating growth opportunities and incremental sales to consumers who would not have qualified for financing offers typically provided by these merchants. It has established significant presence with merchant partners focused on furniture and mattresses, appliances, jewelry, electronics and automotive products and repair services, among others. AFF has seen rapid growth in its invoice volume with merchant partners, growing from less than $350 million in 2019 to an estimated $800 million in 2021.
•Expanded Product Offerings Enhancing FirstCash’s Core Pawn Business. With AFF, FirstCash can provide flexible payment options to retail customers in its pawn locations which will provide a new source of revenue. Specifically, AFF’s LTO platform will enhance options for customers beyond FirstCash’s existing layaway program by allowing them to take home leased merchandise immediately. Over the longer term, FirstCash expects to explore opportunities for potential LTO and retail finance products in Latin America. Additionally, for all AFF LTO customers who wish to return leased merchandise, FirstCash can accept these items at one of its 1,087 U.S. pawn locations across 25 states and the District of Columbia.
•Leverages Integrated Technology, Data, e-Commerce and Mobile Capabilities to Accelerate Omnichannel Strategy. AFF’s fully integrated technology platform is easily incorporated into its merchant partners’ systems in-cart checkout platforms and more broadly online as well as for mobile devices. With the addition of AFF’s enhanced technology, data and e-commerce capabilities, FirstCash will be well positioned to capitalize on growth opportunities in both existing and new product and service categories. In addition, AFF will also support FirstCash’s efforts to integrate digital payment options for pawn customers to provide greater convenience and operational efficiencies.

•Provides Significant Revenue and Earnings Growth Opportunity. AFF generated revenues of approximately $350 million in 2020 with estimated revenues of over $600 million and over $800 million in 2021 and 2022, respectively. AFF projects adjusted EBITDA for 2022 between $120 million and $140 million.

•Creates Opportunity for Immediate Adjusted EPS and Adjusted EBITDA Accretion. The transaction is expected to be approximately 15% accretive to adjusted earnings per share in 2022, with further accretion expected in 20232. Adjusted EBITDA accretion is projected to be approximately 30% in 2022.

•Generates Strong Cash Flow to Support Balanced Capital Allocation Plans, Including Shareholder Returns. FirstCash expects to continue generating significant free cash flows and will remain focused on long-term shareholder returns through further investment in its core domestic and international pawn business, while also accelerating AFF’s growth. FirstCash expects to maintain its current dividend policy and to opportunistically repurchase shares under its existing authorization. FirstCash remains committed to maintaining a solid balance sheet and its strong and stable credit ratings.

Terms of Acquisition and New Parent Company Formation

Under the terms of the agreement, FirstCash will acquire 100% of the outstanding equity interests of American First Finance, for a consideration at closing consisting of approximately 8.05 million shares of common stock and $406 million in cash, subject to adjustment for AFF’s net debt at closing and certain other items. In addition to the closing purchase price, as noted above, the seller has the potential to receive up to an additional $300 million pursuant to an earnout if AFF meets certain adjusted EBITDA targets through the first half of 2023.

As part of the transaction, FirstCash will form a new parent company, which will assume FirstCash’s listing on the Nasdaq and maintain the “FCFS” ticker symbol. At closing, the existing shares of FirstCash stock will automatically convert on a one-for-one basis into shares of common stock of the new FirstCash parent company. Upon completion of the transaction, Mr. Rippel and his affiliates will control approximately 16.6% of the outstanding shares of the new FirstCash parent company and existing FirstCash shareholders will control the remaining 83.4%. At closing, Mr. Rippel will also be appointed to the Board of Directors of the new FirstCash parent company.

Following the close of the transaction, AFF will operate as a separate Dallas-based business unit within FirstCash led by Howard Hambleton, AFF’s President and Chief Executive Officer, and the rest of its current management team.

The transaction has been unanimously approved by FirstCash’s Board of Directors and is expected to close in late 2021 or early first quarter of 2022, subject to the satisfaction of customary closing conditions and receipt of regulatory approvals, including antitrust approvals.

The cash portion of the transaction will be funded through a combination of cash on hand and debt financing.

Conference Call

FirstCash and AFF will host a conference call today at 8:30 a.m. Eastern Time (7:30 a.m. Central Time) to discuss the transaction. The live webcast can be accessed at https://investors.firstcash.com/. The webcast can also be accessed by dialing 877-876-9176, (U.S. / Canada) or 785-424-1670 (International) and giving the Conference ID: 5723421. A replay of the call will be available by dialing 877-876-9176, (U.S. / Canada) or 785-424-1670 (International) and giving the Conference ID: 5723421.

2 Adjusted EPS accretion excludes amortization of acquisition related intangible assets

Presentation and Infographic

Associated presentation materials and an infographic regarding the transaction will be available on the investor relations section of FirstCash’s website at https://investors.firstcash.com/.

Advisors

Jefferies LLC is acting as lead financial advisor to FirstCash, with Comstock Capital & Advisory Group acting as additional financial advisor and Alston & Bird acting as legal advisor. Stephens Inc. is acting as financial advisor to AFF and King & Spalding LLP is acting as legal advisor.

About FirstCash

FirstCash is the leading international operator of pawn stores with over 2,800 retail pawn locations and 16,000 employees in 25 U.S. states, the District of Columbia and four countries in Latin America including Mexico, Guatemala, Colombia and El Salvador. FirstCash focuses on serving cash and credit constrained consumers through its retail pawn locations, which buy and sell a wide variety of jewelry, electronics, tools, appliances, sporting goods, musical instruments and other merchandise, and make small consumer pawn loans secured by pledged personal property.

FirstCash is a component company in both the Standard & Poor’s MidCap 400 Index® and the Russell 2000 Index®. FirstCash’s common stock (ticker symbol “FCFS”) is traded on the Nasdaq, the creator of the world’s first electronic stock market. For additional information regarding FirstCash and the services it provides, visit FirstCash’s website located at http://www.firstcash.com.

About American First Finance

American First Finance (“AFF”) is a leading technology-driven point-of-sale payments platform focused on serving credit constrained consumers. Founded in 2013, AFF established itself as an innovative retail finance provider with differentiated products that offer consumers payment flexibility across marketplaces. Today, AFF’s payment solutions are available across 26 verticals with providers of both consumer goods and services using either AFF’s lease-to-own solution, a merchant-based retail installment sales agreement, or a bank-issued loan. As one of the four largest true omni-channel providers of “no credit required” payment options, AFF supports a nationwide network of more than 6,500 active merchant partners with seamless experiences in-store, online, in-cart and on mobile devices. The company has established significant presence generating more than $1.9 billion in originations and sales for its merchant partners since inception. The company serves local, regional, and national merchants in furniture, appliances, electronics, automotive repair, tire & wheel, wireless, jewelry, cosmetic, and dental, among other verticals.

For additional information regarding AFF and the services it provides, visit AFF’s website located at http://www.americanfirstfinance.com.

Cautionary Statement Regarding Forward-Looking Statements

This release contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, the acquisition by FirstCash of AFF and future events or the future financial performance of FirstCash and AFF. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the acquisition is subject to regulatory approvals and other customary closing conditions. There is no assurance that such conditions will be met or that the acquisition will be consummated within the expected time frame, or at all.

Forward-looking statements relating to the acquisition include, but are not limited to: statements about the benefits of the acquisition, including anticipated growth of AFF’s business, certain synergies and future financial and operating results; potential financing for the acquisition; FirstCash’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the acquisition; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to FirstCash and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed acquisition, these risks, uncertainties and factors include, but are not limited to: the risk that FirstCash or AFF may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the acquisition or cause the parties to abandon the acquisition; the risk that FirstCash may not be able to finance the acquisition on favorable terms, if at all; the length of time necessary to consummate the acquisition, which may be longer than anticipated for various reasons; the risk that AFF will not be integrated successfully; the risk that the cost savings, synergies and growth from the acquisition may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; and the risk that costs associated with the integration of the businesses are higher than anticipated; risks related to Mr. Rippel’s and his Affiliates future ownership of approximately 16.6% of New Parent’s outstanding stock after closing and the impact of future sales of such stock by Rippel following the closing.

Furthermore, if the acquisition is consummated, FirstCash will be subject to additional risks and uncertainties resulting from its ownership of AFF, including, but not limited to: inherent risks resulting from FirstCash’s entry into the line of businesses currently conducted by AFF; risks related to the extensive regulatory regimes that the AFF business is subject to and the heightened effect of future regulatory or legislative actions, including at the state level, on AFF and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; risks related to AFF’s underwriting practices, loan loss provision and the fact that AFF could experience credit losses significantly higher than historic losses or its loan loss provision; increased competition from other entities offering “buy now, pay later” products, including larger financial institutions, retailers, internet-based lenders and other entities offering similar financial services as AFF; decrease in demand for AFF’s products and services due to changes in the general economic environment, or social or political conditions; the potential impact of the announcement or consummation of the acquisition on relationships with merchants, AFF’s bank partner, management team and other employees; risk related to the ongoing COVID-19 pandemic, including government responses thereto such as stimulus programs which could impact demand for AFF’s products; risks related to supply chain disruptions impacting the merchants with which AFF does business and the impact that such disruptions could have on the demand for AFF’s products; risks related to any current or future litigation proceedings; the ability to attract new customers and merchants and retain existing customers and merchants in the manner anticipated; risks related to AFF’s merchant concentration; the ability to hire and retain key personnel; reliance on existing information technology systems; ability to protect intellectual property rights; impact of security breaches, cyber-attacks or fraudulent activity on AFF’s operations and reputations; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the potential of economic downturn or effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, or other regulatory compliance costs.

Additional information concerning other risk factors is also contained in FirstCash’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings.

Many of these risks, uncertainties and assumptions are beyond FirstCash’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and FirstCash does not undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. FirstCash does not give any assurance (1) that either FirstCash or AFF will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning FirstCash, AFF, the acquisition or other matters and attributable to FirstCash, AFF or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts for FirstCash

Gar Jackson
Global IR Group
Phone: (817) 886-6998
Email: gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone: (817) 258-2650
Email: investorrelations@firstcash.com
Website: investors.firstcash.com

Aaron Palash or Kara Sperry
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449